UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934

Date of Report: January 10, 2011
 (Date of earliest event reported)

Asure Software, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-20008 (Commission File Number)	74-2415696 (IRS Employer Identification Number)

110 Wild Basin Rd (Address of principal executive offices)	78746 (Zip Code)

512-437-2700 (Registrant's telephone number, including area code)

(Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

The attached presentation was provided at the January 10, 2011, Sidoti Micro Cap conference in New York, at which Asure’s Chief Executive Officer, Pat Goepel, presented.  During the presentation, Mr. Goepel answered questions regarding target customer segments and the ongoing reorganization process of the sales staff as Asure Software looks to convert its one-time perpetual license business to a software as a service business (“Saas”) by the end of 2012.  Mr. Goepel also indicated that the strategic decision to transition from a perpetual license model to a Saas model would have an initial negative impact on revenue due to the deferred recognition of Saas revenues.  This impact should continue until full conversion to the cloud based model is achieved in 2012.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	‘Sidoti Presentation – Asure Software, Inc.’ slide presentation from the Sidoti & Company, LLC’s Semiannual New York Micro Cap Conference held in New York, NY on Monday, January 10, 2011.

The information contained in this report (including items 7.01 and 9.01) and the exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), or otherwise subject to the liabilities of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The information set forth herein, or in the exhibit, shall not be deemed an admission as to the materiality of any information herein or in the exhibit that is required to be disclosed to satisfy the requirements of Regulation FD.

About Asure

Headquartered in Austin, Texas, Asure Software (ASUR), empowers small to mid-size organizations and divisions of large enterprises to operate more efficiently, increase worker productivity and reduce costs through a comprehensive suite of global cloud based workforce management software and services. Asure's market-leading suite includes products that optimize workforce time and attendance tracking, benefits enrollment and tracking, pay stubs, W2 documentation, and room scheduling solutions focused on meeting rooms, equipment and other shared resources. With additional offices in Warwick, Rhode Island, Vancouver, British Columbia, and Mumbai, India, Asure serves 3,500 customers around the world. For more information, please visit www.asuresoftware.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995:
Statements in this press release regarding Asure’s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. Such risks and uncertainties could cause actual results to differ from those contained in the forward-looking statements.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2011	ASURE SOFTWARE, INC. By: /s/ David Scoglio David Scoglio Chief Financial Officer